          UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: April 5, 2011

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                    (Registrant's telephone number)

                (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

AMR Corporation is filing herewith a press release issued on April 5, 2011 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report March traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  April 5, 2011

CONTACT:                       Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Tuesday, April 5, 2011

AMERICAN AIRLINES REPORTS MARCH TRAFFIC

FORT WORTH, Texas – American Airlines reported that March traffic increased 0.8 percent versus the same period last year. Capacity increased 2.6 percent year over year, resulting in a load factor of 80.2 percent compared to 81.7 percent in the same period last year. International traffic increased by 5.2 percent relative to last year on a capacity increase of 7.1 percent. Domestic traffic decreased 1.7 percent year over year on 0.1 percent less capacity.
American boarded 7.4 million passengers in March.

Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	March
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,661,414	10,577,146	0.8%
D.O.T. DOMESTIC	6,616,553	6,731,312	(1.7)
INTERNATIONAL	4,044,861	3,845,834	5.2
ATLANTIC	1,258,444	1,368,870	(8.1)
LATIN AMERICA	2,222,074	1,981,637	12.1
PACIFIC	564,343	495,327	13.9
AVAILABLE SEAT MILES (000)
SYSTEM	13,287,052	12,945,388	2.6%
D.O.T. DOMESTIC	8,055,077	8,059,911	(0.1)
INTERNATIONAL	5,231,975	4,885,477	7.1
ATLANTIC	1,759,241	1,769,844	(0.6)
LATIN AMERICA	2,721,927	2,546,898	6.9
PACIFIC	750,807	568,735	32.0
LOAD FACTOR
SYSTEM	80.2%	81.7%	(1.5)	Pts
D.O.T. DOMESTIC	82.1	83.5	(1.4)
INTERNATIONAL	77.3	78.7	(1.4)
ATLANTIC	71.5	77.3	(5.8)
LATIN AMERICA	81.6	77.8	3.8
PACIFIC	75.2	87.1	(11.9)
PASSENGERS BOARDED	7,421,101	7,509,362	(1.2)%

SYSTEM CARGO TON MILES (000)	163,142	166,702	(2.1)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YEAR-TO-DATE March
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	29,159,058	28,693,293	1.6%
D.O.T. DOMESTIC	17,842,586	17,997,361	(0.9)
INTERNATIONAL	11,316,472	10,695,932	5.8
ATLANTIC	3,338,307	3,562,608	(6.3)
LATIN AMERICA	6,449,272	5,784,278	11.5
PACIFIC	1,528,893	1,349,046	13.3
AVAILABLE SEAT MILES (000)
SYSTEM	37,840,995	36,835,476	2.7%
D.O.T. DOMESTIC	22,779,908	22,836,355	(0.2)
INTERNATIONAL	15,061,086	13,999,122	7.6
ATLANTIC	4,964,836	5,000,779	(0.7)
LATIN AMERICA	8,066,530	7,351,582	9.7
PACIFIC	2,029,720	1,646,760	23.3
LOAD FACTOR
SYSTEM	77.1%	77.9%	(0.8)	Pts
D.O.T. DOMESTIC	78.3	78.8	(0.5)
INTERNATIONAL	75.1	76.4	(1.3)
ATLANTIC	67.2	71.2	(4.0)
LATIN AMERICA	80.0	78.7	1.3
PACIFIC	75.3	81.9	(6.6)
PASSENGERS BOARDED	20,107,220	20,169,487	(0.3)%

SYSTEM CARGO TON MILES (000)	439,302	447,060	(1.7)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/